UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2004

Avanir Pharmaceuticals

(Exact name of registrant as specified in its charter)

001-15803
(Commission File Number)

California	33-0314804
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California 92121
(Address of principal executive offices, with zip code)

(858) 622-5200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events

     On August 24, 2004, Avanir Pharmaceuticals issued a press release announcing the results of a pivotal Phase III clinical trial evaluating the safety and effectiveness of Neurodex in the treatment of pseudobulbar affect in patients with multiple sclerosis. A copy of this press release is filed herewith as Exhibit 99.1.

     Also on August 24, 2004, Avanir hosted a publicly available conference call discussing the results of this clinical trial. A replay of this conference call will be available online at www.avanir.com through November 22, 2004, and by telephone through August 31, 2004, by dialing 888-266-2081 (domestic) and 703-925-2533 (international) and entering the passcode 546536.

Item 9.01 Financial Statements and Exhibits

     Exhibit

99.1	Press release, dated August 24, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avanir Pharmaceuticals
Date: August 24, 2004	By:	/s/ Gregory P. Hanson
Gregory P. Hanson, CMA
Chief Financial Officer